Execution Version
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 3, 2025, is entered into by and among THE PENNANT GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, each 2025-1 Incremental TLA Lender (as defined herein) party hereto and TRUIST BANK, as administrative agent for the Lenders (as defined herein) (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement (defined below) and used herein shall have the respective meanings given to such terms in the Credit Agreement.
RECITALS
A.    The Borrower, the several banks and other financial institutions from time to time party thereto, as lenders (each, a “Lender” and collectively, the “Lenders”), the Issuing Bank and the Administrative Agent, inter alios, are party to that certain Amended and Restated Credit Agreement, dated as of July 31, 2024 (as amended, restated, amended and restated, supplemented, restructured or otherwise modified prior to the date hereof, the “Credit Agreement”; and, the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”).
B.    The Borrower has requested that the Credit Agreement be amended, pursuant to Sections 2.23 and 10.2 thereof, as set forth herein so as to, among other things, establish Incremental Term Loan Commitments, in the form of a term loan A credit facility, in an aggregate principal amount equal to $100,000,000 (such Incremental Term Loan Commitments, the “2025-1 Incremental TLA Commitments” and, the Incremental Term Loans funded in respect thereof, the “2025-1 Incremental TLA Loans”) pursuant to Section 2.23(a)(i)(B) of the Credit Agreement.
C.    The Borrower has requested that such 2025-1 Incremental TLA Commitments and 2025-1 Incremental TLA Loans be provided by banks or other financial institutions that become Lenders or are existing Lenders under the Credit Agreement (each such Person committing to provide and providing any such 2025-1 Incremental TLA Commitments and 2025-1 Incremental TLA Loans on the First Amendment Effective Date (as defined herein), a “2025-1 Incremental TLA Lender”).
D.    Each 2025-1 Incremental TLA Lender is willing to provide a portion of the 2025-1 Incremental TLA Commitments and make a portion of the 2025-1 Incremental TLA Loans pursuant to this Amendment and the Amended Credit Agreement, and the Administrative Agent and the Lenders signatory hereto are willing to amend the Credit Agreement, in each case, on the terms and subject to the conditions set forth herein.
E.    The Borrower, the Guarantors, the Administrative Agent and the 2025-1 Incremental TLA Lenders desire to enter into this Amendment (which shall constitute an Incremental Commitment Joinder for purposes of Section 2.23 of the Credit Agreement) in order to effect the amendments to the Credit Agreement contemplated herein, in each case, on the terms and subject to the conditions set forth in Section 3 hereof.
ACCORDINGLY, subject to the satisfaction of the conditions to effectiveness described in Section 3 of this Amendment, the parties hereto hereby agree as follows:

AGREEMENT
SECTION 12025-1 Incremental TLA Commitments.
(a)Subject to the terms and conditions set forth herein, each 2025-1 Incremental TLA Lender hereby agrees (i) to provide a portion of the 2025-1 Incremental TLA Commitments and make a portion of the 2025-1 Incremental TLA Loans, in each case, to the Borrower on the First Amendment Effective Date, in the respective amounts set forth on Schedule 1 hereto, such 2025-1 Incremental TLA Loans, once funded, constituting Term Loans under the Amended Credit Agreement and the other Loan Documents (ii) to become a party (if not already a party) to, and a Lender and a Term Loan Lender under, the Amended Credit Agreement; provided that such commitments to provide 2025-1 Incremental TLA Commitments and obligations to make 2025-1 Incremental TLA Loans are several and not joint and no 2025-1 Incremental TLA Lender shall be responsible for any other 2025-1 Incremental TLA Lender’s failure to provide 2025-1 Incremental TLA Commitments or make 2025-1 Incremental TLA Loans and (iii) agrees that this Amendment shall also constitute an Incremental Commitment Joinder as required by Section 2.23 of the Credit Agreement.
(b)Upon the funding by a 2025-1 Incremental TLA Lender of its 2025-1 Incremental TLA Loans on the First Amendment Effective Date, such 2025-1 Incremental TLA Lender shall become a Lender and a Term Loan Lender under and for all purposes of the Amended Credit Agreement, with all of the rights and remedies of a Lender and a Term Loan Lender under the Amended Credit Agreement and the other Loan Documents.
SECTION 2Amendments. Subject to the satisfaction (or waiver by the Administrative Agent and the 2025-1 Incremental TLA Lenders) of the conditions set forth in Section 3 hereof:
(a)The Credit Agreement (excluding the Schedules and Exhibits thereto, which shall remain as in effect immediately prior to the First Amendment Effective Date except as modified by clause (b) below), is hereby amended by inserting the language indicated in double underlined text (indicated textually in the same manner as the following example: underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) in Exhibit A hereto.
(b)Schedule I to the Credit Agreement is hereby supplemented by including therein the 2025-1 Incremental TLA Commitments schedule set forth in Exhibit B hereto.
SECTION 3Conditions Precedent to Effectiveness. The effectiveness of this Amendment shall be subject to the prior satisfaction (or waiver by the Administrative Agent and the 2025-1 Incremental TLA Lenders) of the following conditions precedent (the first date on which all such conditions shall be satisfied or waived, the “First Amendment Effective Date”):
(a)Executed Agreement. The Administrative Agent shall have received a counterpart of this Amendment signed by or on behalf of each party hereto (which may include telecopy or email transmission of a signed signature page of this Amendment), including the Borrower, each Guarantor and each 2025-1 Incremental TLA Lender.
(b)Notice of Borrowing. The Administrative Agent shall have received a duly executed Notice of Borrowing in respect of the Borrowing of the 2025-1 Incremental TLA Loans on the First Amendment Effective Date.

(c)Notice of Prepayment. the Administrative Agent shall have received a duly executed notice of optional prepayment of Revolving Loans, as contemplated by Section 2.11 of the Credit Agreement, stating the amount to be prepaid and that the prepayment will occur on the First Amendment Effective Date.
(d)Representations and Warranties. Each of the representations and warranties made by the Loan Parties in Section 4 hereof, in the Amended Credit Agreement or pursuant to any other Loan Document shall be true and correct in all material respects, unless such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects).
(e)No Default. At the time of and immediately after giving effect to this Amendment and the incurrence of the 2025-1 Incremental TLA Commitments and the making of the 2025-1 Incremental TLA Loans, no Default or Event of Default shall have occurred and be continuing or would result therefrom.
(f)Corporate Documents. The Administrative Agent shall have received a certificate of the Secretary, Assistant Secretary, other Responsible Officer or manager of each Loan Party, attaching and certifying copies of (i) such Loan Party’s articles or certificate of incorporation, formation, organization or limited partnership, or other registered organizational documents, which shall be certified as of a recent date by the Secretary of State of the jurisdiction of organization of such Loan Party, or certifying that there have been no changes to such Loan Party’s articles or certificate of incorporation, formation, organization or limited partnership, or other registered organizational documents, as applicable, certified by the Secretary of State of the jurisdiction of organization of such Loan Party and delivered to the Administrative Agent on the Amendment and Restatement Effective Date, (ii) such Loan Party’s bylaws, limited liability company agreement or partnership agreement, as applicable, or certifying that there have been no changes to such Loan Party’s bylaws, limited liability company agreement or partnership agreement, as applicable, delivered to the Administrative Agent on the Amendment and Restatement Effective Date, (iii) the resolutions of such Loan Party’s board of directors, managers, members, general partner or other equivalent governing body, authorizing the execution, delivery and performance of this Amendment, (iv) certificates of good standing or existence, as applicable, from the Secretary of State of the jurisdiction of incorporation or organization of such Loan Party as of a recent date, and (v) a certificate of incumbency containing the name, title and true signature of each officer or manager of such Loan Party executing this Amendment, or certifying that there have been no changes to such Loan Party’s certificate of incumbency delivered to the Administrative Agent on the Amendment and Restatement Effective Date.
(g)Certificates. The Administrative Agent shall have received (i) a solvency certificate substantially in the form delivered on the Amendment and Restatement Effective Date from the chief financial officer or another senior financial or accounting officer with similar responsibilities of the Borrower and (ii) a customary closing certificate from a Responsible Officer of the Borrower.
(h)Opinions of Counsel. The Administrative Agent shall have received written opinions of Sidley Austin LLP, counsel to the Loan Parties, and Dentons, Arizona, Nevada, Texas and Utah counsel to the Loan Parties, in each case, addressed to the Administrative Agent and each of the 2025-1 Incremental TLA Lenders, and covering such matters relating to the Loan Parties, this Amendment and the transactions contemplated hereby as the Administrative Agent shall reasonably request.

(i)Patriot Act. The Administrative Agent shall have received at least three (3) days (or such shorter period of time as the Administrative Agent may agree) prior to the First Amendment Effective Date, (i) all documentation and other information with respect to the Borrower and each other Loan Party that the Administrative Agent or any 2025-1 Incremental TLA Lender reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation, to the extent reasonably requested by the Administrative Agent at least ten (10) days before the First Amendment Effective Date, and (ii) if requested by the Administrative Agent and if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower.
(j)Fees and Expenses. The Administrative Agent and the 2025-1 Incremental TLA Lenders shall have received payment of all interest, fees, expenses and other amounts due and payable on or prior to the First Amendment Effective Date, including, without limitation, (i) pursuant to that certain Fee Letter, dated as of October 17, 2025, between the Borrower and Truist Securities, Inc. and (ii) reimbursement or payment of all out-of-pocket expenses of the Administrative Agent and its Affiliates (including reasonable fees, charges and disbursements of one primary counsel to the Administrative Agent, one local counsel in each applicable jurisdiction and any special regulatory counsel) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document or under any other agreement with the Administrative Agent.
SECTION 4Representations and Warranties.
(a)Each Loan Party (i) is duly organized, validly existing and in good standing as a corporation or limited liability company under the laws of the State of Arizona, the State of Delaware, the State of Nevada, the State of Oregon, the State of Texas or the State of Utah, as applicable, (ii) has all requisite power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect.
(b)The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational and, if required, shareholder, partner or member action. This Amendment has been duly executed and delivered by each Loan Party and constitutes a valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(c)The execution, delivery and performance by each Loan Party of this Amendment (i) does not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and except for filings necessary to perfect or maintain perfection of the Liens created under the Loan Documents, (ii) will not violate any Requirement of Law applicable to the Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any Contractual Obligation of the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens (if any) created under the Loan Documents, and (v) do not affect the Borrower’s or any

Subsidiary’s right to receive, or reduce the amount of, payments and reimbursements from Third Party Payors, or materially adversely affect any Health Care Permit.
(d)At the time of and immediately after giving effect to this Amendment, no Default or Event of Default exists.
SECTION 5Reaffirmation; No Modification.
(a)Validity of Obligations, Liens and Loan Documents. Each Loan Party acknowledges and agrees that, both before and after giving effect to this Amendment, the Borrower is indebted to the Lenders for, and each Loan Party has guaranteed, the Obligations, the validity, enforceability and binding nature of which each Loan Party hereby confirms, and each Loan Party hereby agrees and confirms that the Credit Agreement as amended by this Amendment and each other Loan Document constitutes a legal, valid, and binding obligation of such Loan Party to the extent party to such Loan Document, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. Each Loan Party hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Parties to secure any of the Obligations by such Loan Party pursuant to the Loan Documents to which such Loan Party is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, and except as expressly amended by this Amendment, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)Credit Agreement Otherwise Not Affected. Except for the amendments set forth in Section 2 or as otherwise expressly contemplated hereby, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Administrative Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise to create any express or implied duty by the Administrative Agent to provide any other or further amendments under the same or similar circumstances in the future.
SECTION 6Miscellaneous.
(a)No Reliance. Each Loan Party hereby acknowledges and confirms to the Administrative Agent that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(b)Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the benefit of their respective successors and assigns permitted by the terms of the Loan Documents. No third party beneficiaries are intended in connection with this Amendment.
(c)Costs and Expenses. The Loan Parties hereby agree to pay to the Administrative Agent on demand the reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, and the reasonable and documented out-of-pocket fees and disbursements of counsel to the

Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered herewith.
(d)Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Section 6(d) shall survive the Payment in Full of the Obligations. This Amendment is subject to the provisions of Section 10.5 and Section 10.6 of the Amended Credit Agreement relating to submission to jurisdiction, jury trial waiver and judicial reference, which provisions are by this reference incorporated herein, mutatis mutandis, as if set forth herein in full.
(e)Complete Agreement; Amendments. This Amendment, together with the Amended Credit Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect hereto and may not be amended except in accordance with the provisions of Section 10.2 of the Amended Credit Agreement.
(f)Severability. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.
(g)Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by PDF, facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, in each case, approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(h)Interpretation. This Amendment is the result of negotiations between and has been reviewed by counsel to the Loan Parties and is the product of all parties hereto. Accordingly, this Amendment shall not be construed against any party merely because of its involvement in the preparation hereof.

(i)Electronic Signatures. The words “execution”, “execute”, “signed”, “signature” and words of like import in or related to this Amendment or any other document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
(j)Loan Document. This Amendment shall constitute a Loan Document.
(k)No Novation. This Amendment amends the Credit Agreement and the other Loan Documents as expressly set forth herein and is not intended to, and shall not, constitute a novation of the Credit Agreement or any other Loan Document or any of the obligations of the Borrower or any other Loan Party thereunder.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWER:
THE PENNANT GROUP, INC.,
as the Borrower
By: __________________________________
Name: Lynette Walbom
Title: Chief Financial Officer
SUBSIDIARY LOAN PARTIES:
2410 STILLHOUSE SENIOR LIVING, INC.
ALPOWA HEALTHCARE, INC.
ARCHES HOME CARE, INC.
AUTUMN RIDGE SENIOR LIVING, INC.
BRUCE NEENAH SENIOR LIVING, INC.
CANYON HEALTHCARE, INC.
CAPITOL HEALTHCARE, INC.
CEDAR SENIOR LIVING, INC.
CLEAR CREEK HEALTHCARE INC.
CONNECTED HEALTHCARE, INC.
COPPER BASIN HEALTHCARE, INC.
CORNERSTONE HEALTHCARE, INC.
CORNERSTONE SERVICE CENTER, INC.
CUSTOM CARE HEALTHCARE, INC.
DE SOTO SENIOR LIVING, INC.
EMBLEM HEALTHCARE, INC.
EMERALD HEALTHCARE, INC.
EUREKA HEALTHCARE, INC.
EXEMPLAR HEALTHCARE, INC.
FINDING HOME HEALTHCARE, INC.
GLACIER PEAK HEALTHCARE, INC.
GO ASSISTED, INC.
GRANITE HEALTHCARE, INC.
GREAT LAKES HEALTHCARE INC
GREAT PLAINS HEALTHCARE, INC.
HEARTLAND HEALTHCARE, INC.
ICARE PRIVATE DUTY, INC., each a Nevada corporation

By: __________________________________
Name: Lynette Walbom
Title: Authorized Signatory

[Signature Page to First Amendment to A&R Credit Agreement]

IRON BRIDGE HEALTHCARE, INC.
JAMESON SENIOR LIVING, INC.
JOSHUA TREE HEALTHCARE, INC.
KEYSTONE HOSPICE CARE, INC.
LAKE POINTE SENIOR LIVING, INC.
LOWES SENIOR LIVING, INC.
MESA GRANDE SENIOR LIVING, INC.
MOHAVE HEALTHCARE, INC.
MONUMENT HEALTHCARE, INC.
MOSS BAY SENIOR LIVING, INC.
MOUNTAIN PEAK HOME CARE, INC.
MOUNTAIN VISTA SENIOR LIVING, INC.
OCEANO SENIOR LIVING, INC.
ORANGE SENIOR LIVING, INC.
ORANGEWOOD SENIOR LIVING, INC.
PAINTED SKY HEALTHCARE INC.,
PARAGON HEALTHCARE, INC.
PEARL SENIOR LIVING, INC.
PENNANT SERVICES, INC.
PLEASANT RUN SENIOR LIVING, INC.
PRAIRIE VIEW HEALTHCARE, INC.
PRIMROSE SENIOR LIVING, INC.
PROSPECT SENIOR LIVING, INC.
RED ROCK HEALTHCARE, INC.
ROCKBROOK SENIOR LIVING, INC.
ROLLING HILLS HEALTHCARE INC.
ROSENBURG SENIOR LIVING, INC.
SAN GABRIEL SENIOR LIVING, INC.
SAND LILY HEALTHCARE, INC.
SANDSTONE SENIOR LIVING, INC.
SILVER LAKE HEALTHCARE INC
SOMERS KENOSHA SENIOR LIVING, INC.
SOUTH BAY HEALTHCARE. INC.
SOUTH PLAINS HEALTHCARE, INC.
SPOKANE HEALTHCARE, INC.
SPRING VALLEY ASSISTED LIVING, INC.
STAR VALLEY HEALTHCARE, INC.
SUMMERLIN HEALTHCARE, INC.
SYCAMORE SENIOR LIVING, INC.
SYMBOL HEALTHCARE, INC.
TETON HEALTHCARE, INC.
THOMAS ROAD SENIOR HOUSING, INC.,
each a Nevada corporation

By: __________________________________
Name: Lynette Walbom
Title: Authorized Signatory

[Signature Page to First Amendment to A&R Credit Agreement]

VESPER HEALTHCARE, INC.
VICTORIA VENTURA ASSISTED LIVING COMMUNITY, INC.
VIRGIN RIVER HEALTHCARE, INC.
WILLOW CREEK SENIOR LIVING, INC. THOUSAND PEAKS HEALTHCARE, INC., each a Nevada corporation

By: __________________________________
Name: Lynette Walbom
Title: Authorized Signatory

[Signature Page to First Amendment to A&R Credit Agreement]

AUDITION LLC
BEAR RIVER HEALTHCARE LLC
BROOKFIELD SENIOR LIVING LLC
BROOKHOLLOW SENIOR LIVING LLC
BROWN ROAD SENIOR HOUSING LLC
BUFFALO SPRINGS HEALTHCARE LLC
CACTUS HEIGHTS HEALTHCARE LLC
CARE CONTINUUM SOLUTIONS LLC
CCS HOLDING LLC
CITY CREEK HOLDING LLC
CITY CREEK SENIOR LIVING LLC
CLARK FORK HEALTHCARE LLC
CROWN POINT HEALTHCARE LLC
EAGLE HEALTHCARE LLC
EDEN LANDING HEALTHCARE LLC
ELKHORN HEALTHCARE LLC
GREEN MEADOWS SENIOR LIVING LLC
HUACHUCA HEALTHCARE LLC
HUMMINGBIRD HEALTHCARE LLC
INDIGO HEALTHCARE LLC
JENTILLY HEALTHCARE LLC
JUNIPER POINT HEALTHCARE LLC
MESA SPRINGS SENIOR LIVING LLC
MOORLAND SENIOR LIVING LLC
ORCHARD PRAIRIE HEALTHCARE LLC
PARK POINT HEALTHCARE LLC
PEACEFUL HEART HEALTHCARE LLC
PECAN BAYOU HEALTHCARE LLC
PINE VALLEY HOLDING LLC
PINE VALLEY SENIOR LIVING LLC
PINNACLE SENIOR LIVING LLC
PINNACLE SERVICE CENTER LLC
PPM CALIFORNIA LLC
PPM NEVADA LLC
PPM OREGON LLC
PPM TEXAS LLC
PPM WASHINGTON LLC
PPM WISCONSIN LLC
PPM WYOMING LLC
RIO VERDE HEALTHCARE LLC
ROCK GARDEN HEALTHCARE LLC
ROGUE RIVER HEALTHCARE LLC
SACRAMENTO RIVER HEALTHCARE LLC
SAWTOOTH SENIOR LIVING LLC, each a
Nevada limited liability company

By: __________________________________
Name: Lynette Walbom
Title: Authorized Signatory
[Signature Page to First Amendment to A&R Credit Agreement]

SHOSHONE HOLDINGS LLC
SENTINEL HEALTHCARE LLC SOMERSETT HEALTHCARE LLC
SOUTHERN PINES HEALTHCARE LLC
SOUTHPORT HEALTHCARE LLC
SPANISH MEADOWS HEALTHCARE LLC
STONE CREEK HEALTHCARE LLC
SUN PEAK HEALTHCARE LLC
SUN SPRUCE HEALTHCARE LLC
SUNSET MESA HEALTHCARE LLC
SYCAMORE GROVE HEALTHCARE LLC
TABLE ROCK SENIOR LIVING LLC
TOTAL HEALTHCARE SERVICES LLC
TWIN FALLS SENIOR LIVING LLC
WHITETANK MOUNTAIN HEALTHCARE LLC
WHITEWATER HEALTHCARE LLC
WOODLAKE HEALTHCARE LLC
ELM CREEK SENIOR LIVING LLC
HOLLOW CREEK SENIOR LIVING LLC
GRAND RIVER SENIOR LIVING LLC
PINE GROVE SENIOR LIVING LLC
ARROYO VERDE HEALTHCARE LLC
BASHAW CREEK HEALTHCARE LLC
BAYWOOD HEALTHCARE LLC
BELLINGHAM HEALTHCARE LLC
CAMINO DEL RIO HEALTHCARE LLC
CASCADES HEALTHCARE LLC
GRAND RIVER SENIOR LIVING LLC
GRANDVIEW HEALTHCARE LLC
HAPPY VALLEY HEALTHCARE LLC
MARITIME HEALTHCARE LLC
MOULTON FALLS HEALTHCARE LLC
MOUNT HOOD HEALTHCARE LLC
OSO BAY HEALTHCARE LLC
POWER BASIN THERAPY LLC
PPM COLORADO LLC
RAINIER HEALTHCARE LLC
SIERRA MADRE HEALTHCARE LLC
STEAMBOAT HEALTHCARE LLC
TENSAW RIVER HEALTHCARE LLC
THREE ROCKS HEALTHCARE LLC
THREEMILE CREEK HEALTHCARE LLC
TIMBRE WORKFLOW LLC
TUMALO FALLS HEALTHCARE LLC
TUCSON MOUNTAIN HOLDING LLC
TUCSON MOUNTAIN SENIOR LIVING LLC
WILLAMETTE HEALTHCARE LLC
WILLOW CREEK HEALTHCARE LLC, each a Nevada limited liability company
[Signature Page to First Amendment to A&R Credit Agreement]

By: __________________________________
Name: Lynette Walbom
Title: Authorized Signatory

[Signature Page to First Amendment to A&R Credit Agreement]

FINDING HOME PHYSICIAN SERVICES LLC, a Texas limited liability company

By: __________________________________
Name: Lynette Walbom
Title: Authorized Signatory

BRIO ARIZONA HOME HEALTH, LLC
MONITIVE GROUP, LLC, each a Utah limited liability company

By: __________________________________
Name: Lynette Walbom
Title: Authorized Signatory

BLUEBIRD HOME CARE, LLC
BLUEBIRD HOME HEALTH HOLDINGS, LLC
BLUEBIRD HOME HEALTH, LLC
BLUEBIRD HOSPICE, LLC
ELEVATE HC PARTNERS, LLC, each a Delaware limited liability company

By: __________________________________
Name: Lynette Walbom
Title: Authorized Signatory

APRICUS HOME HEALTH, LLC, an Arizona limited liability company

By: __________________________________
Name: Lynette Walbom
Title: Authorized Signatory

NP2U, LLC, an Oregon limited liability company

By: __________________________________
Name: Lynette Walbom
Title: Authorized Signatory

[Signature Page to First Amendment to A&R Credit Agreement]

TRUIST BANK,
as the Administrative Agent
By:
Name:
Title:

[Signature Page to First Amendment to A&R Credit Agreement]

[____________],
as a 2025-1 Incremental Term Loan Lender
By:
Name:
Title:

[Signature Page to First Amendment to A&R Credit Agreement]

Exhibit A

Amended Credit Agreement

[See Attached]

Exhibit B

2025-1 Incremental TLA Commitments

2025-1 Incremental TLA Lender	2025-1 Incremental TLA Commitment
Truist Bank	$30,000,000.00
Citibank, N.A.	$22,000,000.00
Royal Bank of Canada	$16,000,000.00
Regions Bank	$16,000,000.00
Wells Fargo Bank, National Association	$16,000,000.00
Total	$100,000,000.00